UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 26, 2005

                          MoneyGram International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            001-31950                          16-1690064
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    (Commission File Number)                (IRS Employer Identification No.)

1550 Utica Avenue South, Minneapolis, Minnesota                55416
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (952) 591-3000
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition
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On January 26, 2005, MoneyGram International, Inc. issued a press release to report financial results for its fourth quarter and year ended December 31, 2004, and to provide guidance for 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MONEYGRAM INTERNATIONAL, INC.


                               By:     /s/ Teresa H. Johnson
                                      ------------------------------------------
                               Name:  Teresa H. Johnson
                               Title: Vice President, General Counsel and
                                      Secretary

Date:  January 26, 2005

                                  EXHIBIT INDEX

Exhibit No.           Description of Document
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        99.1          Press Release dated January 26, 2005